UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2023

Leafly Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39119	84-2266022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

113 Cherry Street PMB 88154
Seattle, Washington		98104-2205
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 206 455-9504

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LFLY	The Nasdaq Stock Market LLC
Warrants	LFLYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modifications to Rights of Security Holders

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On September 8, 2023, Leafly Holdings, Inc. (the “Company”) filed a Certificate of Amendment to its Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect a one-for-twenty (1-for-20) reverse stock split (the “Reverse Stock Split”) of its common stock, par value $0.0001 (the “Common Stock”), effective on September 12, 2023 at 12:01 am Eastern Time (the “Effective Time”).

As a result of the Reverse Stock Split, at the Effective Time, every twenty (20) shares of Common Stock issued and outstanding will be automatically combined and converted into one (1) issued and outstanding share of Common Stock. The Reverse Stock Split will not change the authorized number of shares or the par value of the Common Stock, nor modify any voting rights of the Common Stock. The Company’s Common Stock will continue trading on The Nasdaq Capital Market (“Nasdaq”) under its existing symbol “LFLY” and will begin trading on a split-adjusted basis when the market opens on September 12, 2023. At the Effective Time, the new CUSIP number for the Common Stock will be 52178J303. The Company’s public warrants will continue trading on Nasdaq under the existing symbol “LFLYW.”

No fractional shares will be issued in connection with the Reverse Stock Split. All shares of Common Stock that are held by a stockholder will be aggregated subsequent to the Reverse Stock Split, and each fractional share held by a stockholder resulting from such aggregation will be rounded up to the next whole share.

Also, at the Effective Time, based on the 1-for-20 split ratio, the number of shares of Common Stock issuable under our outstanding equity awards will decrease proportionately, with any fractional shares rounded down to the nearest whole share, with a corresponding adjustment made to the exercise prices of outstanding option awards, rounded up to the nearest whole cent. In addition, the number of shares of Common Stock available for issuance under our equity incentive plans will be proportionately adjusted based on the 1-for-20 split ratio, such that fewer shares will be available for issuance under our equity incentive plans.

Further, at the Effective Time,

•
all outstanding warrants will be adjusted in accordance with their terms, which will result in the number of shares issuable upon exercise of a warrant holder’s aggregate number of warrants, after adjustment, being rounded up to the nearest whole share and proportionate adjustments will be made to the exercise price; and
•
all outstanding convertible notes will have adjustments to the conversion rate and the conversion price made proportionate with the 1-for-20 reverse split ratio in accordance with their terms.

Our transfer agent, Continental Stock Transfer & Trust Company, is acting as the exchange agent for the Reverse Stock Split. Registered stockholders holding pre-split shares of the Company’s Common Stock electronically in book-entry form are not required to take any action to receive post-split shares. Stockholders owning shares via a broker, bank, trust or other nominee will have their positions automatically adjusted to reflect the Reverse Stock Split, subject to such broker’s particular processes, and will not be required to take any action in connection with the Reverse Stock Split.

The foregoing description is qualified in its entirety by the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On September 11, 2023, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including in Exhibit 99.1 attached hereto, is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except to the extent such other filing specifically incorporates such information by reference.

Item 8.01 Other Events

The information provided in Item 5.03 is hereby incorporated by reference.

The Company has a registration statement on Form S-3 (File No. 333-270924) and registration statements on Form S-8 (File Nos. 333-269975, 333-266947, and 333-264333) on file with the Securities and Exchange Commission (the “Commission”). Commission regulations permit the Company to incorporate by reference future filings made with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offerings covered by registration statements filed on Form S-3 or Form S-8. The information incorporated by reference is considered to be part of the prospectus included within each of those registration statements. Information in this Item 8.01 of this Current Report on Form 8-K is therefore intended to be automatically incorporated by reference into each of the active registration statements listed above, thereby amending them. Pursuant to Rule 416(b) under the Securities Act, the amount of undistributed shares of Common Stock deemed to be covered by the effective registration statements of the Company described above are proportionately reduced as of the Effective Time to give effect to the Reverse Stock Split.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment
99.1	Press Release dated September 11, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Leafly Holdings, Inc.

Date:	September 11, 2023	By:	/s/ Suresh Krishnaswamy
Suresh Krishnaswamy Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)